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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 30, 1997


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                               FRANKLIN COVEY CO.
                         (FORMERLY FRANKLIN QUEST CO.)
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             (Exact name of registrant as specified in its charter)


            Utah                       1-11107                    87-0401551
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



                           2200 West Parkway Boulevard
                           Salt Lake City, Utah 84119
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          (Address of principal executive offices, including zip code)



                                 (801) 975-1776
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              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS



Item 2.  Acquisition or Disposition of Assets ................................ 1


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits ........................................................ 1

             a.  Financial Statements and Pro Forma Financial Information .... 1

             b.  Exhibits .................................................... 1


SIGNATURES ................................................................... 2



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Item 2.  Acquisition or Disposition of Assets.

         On May 30, 1997, Franklin Quest Co. ("Franklin") and Covey Leadership Center, Inc. ("Covey") completed the merger described in the Press Release attached as Exhibit 3 to this Report (the "Merger"). In the Merger, Franklin issued 5,030,984 shares of its Common Stock in exchange for all of the issued and outstanding capital stock of Covey. The shares of Franklin were valued in the exchange at $22.1625 per share, which was the average of the per share closing sale price of the Franklin Common Stock on the New York Stock Exchange for the twenty consecutive trading days ending on May 28, 1997. All outstanding options to purchase Covey Common Stock were converted into 382,100 options to purchase Franklin Common Stock, exercisable at $5.97 per share. In connection with the Merger, Franklin acquired from Stephen R. Covey certain license rights for $27,000,000 in cash. The name of Franklin was changed in the Merger to Franklin Covey Co.

         The number of shares of Common Stock of Franklin issued in connection with the Merger for the Common Stock of Covey was determined through arms'-length negotiations conducted by principals of Franklin and Covey. There was no material relationship between Covey, the shareholders of Covey, Franklin or any of their respective affiliates, officers or directors or any associate of any such officers or directors.

         A definitive Proxy Statement relating to the Merger which includes the definitive Merger Agreement, financial statements of Franklin and Covey and pro forma financial information giving effect to the Merger was filed with the Securities and Exchange Commission on April 30, 1997 and is filed as Exhibit 1 to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements and Pro Forma Financial Information.

                  The financial statements and pro forma financial information specified in Item 7 of Form 8-K are included in the definitive Proxy Statement referred to in Item 2 above and filed as Exhibit 1 to this Report.

         b.       Exhibits.

 S-K No.                                 Description                                           Exhibit No.
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
    20.1    Definitive Proxy Statement dated April 30, 1997                                         1

     2.1    The Merger Agreement dated as of March 21, 1997 by and among Franklin,                 --
            Covey, and the Covey Stockholders is included as an exhibit to the definitive
            Proxy Statement referred to above and filed herewith.

     2.2    Articles of Merger of Covey Leadership Center, Inc. with and into Franklin              2
            Quest Co., including the related Plan of Merger, dated May 30, 1997, as filed pursuant to Section 16-10a-1101 of the Utah Revised Business Corporation
            Act.

    99.1    Press Release dated May 30, 1997.                                                       3


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRANKLIN COVEY CO.



                                          /s/ JON H. ROWBERRY
                                          -----------------------------
                                          Jon H. Rowberry
                                          President and Chief Operating Officer

Date:    June 3, 1997



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